Exhibit 32.02

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of MathStar, Inc. (the “Company”) for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on March 16, 2007 (the “Annual Report”), I, James W. Cruckshank, Vice President of Administration and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.      The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.      The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 13, 2007
	By	/s/ James W. Cruckshank
James W. Cruckshank
Vice President of Administration and Chief Financial Officer